Risk management and financial instruments	6 Months Ended
Jun. 30, 2020
Derivative Instruments and Fair Value Disclosures [Abstract]
Risk management and financial instruments	Risk management and financial instruments
We are exposed to several market risks, including credit risk, foreign currency risk and interest rate risk. Our policy is to reduce our exposure to these risks, where possible, within boundaries deemed appropriate by our management team. This may include the use of derivative instruments.

Credit risk
We have financial assets, including cash and cash equivalents, marketable securities, other receivables and certain amounts receivable on derivative instruments. These assets expose us to credit risk arising from possible default by the counterparty. Most of our counterparties are creditworthy financial institutions or large oil and gas companies. We do not expect any significant loss to result from non-performance by such counterparties. However, we are exposed to a higher level of credit risk on certain related party receivable balances. Please refer to note 3 for details of allowances established for credit losses.

We do not demand collateral in the normal course of business. The credit exposure of derivative financial instruments is represented by the fair value of contracts with a positive fair value at the end of each period, adjusted for our non-performance credit risk assumption.

Concentration of risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that most of the amounts are carried with Citibank, Nordea Bank Finland Plc, Danske Bank A/S, BNP Paribas, BTG Pactual and ING Bank N.V. We consider these risks to be remote. We also have a concentration of risk with respect to customers. For details on the customers with greater than 10% of total revenues, refer to Note 4 - Segment information.

Foreign exchange risk
As is customary in the oil and gas industry, most of our revenues and expenses are denominated in U.S. dollars, which is the functional currency of most of our subsidiaries and equity method investees. However, a portion of the revenues and expenses of certain of our subsidiaries and equity method investees are denominated in other currencies. We are therefore exposed to foreign exchange gains and losses that may arise on the revaluation or settlement of monetary balances denominated in foreign currencies.

Our foreign exchange exposure primarily relates to foreign denominated cash and working capital balances. Historically, these exposures have not caused a significant amount of fluctuation in net income or cash flows and therefore we have not hedged them.

Interest rate risk
Our exposure to interest rate risk relates mainly to our floating rate debt and balances of surplus funds placed with financial institutions. We manage this risk through the use of derivative arrangements.

On May 11, 2018, we purchased an interest rate cap for $68 million to mitigate our exposure to future increases in LIBOR on our Senior Credit Facility debt. The interest rate cap is not designated as a hedge and we do not apply hedge accounting. The capped rate against the 3-month US LIBOR is 2.87% and covers the period from June 15, 2018 to June 15, 2023.

We have set out our exposure to interest rate risk on our net debt obligations at June 30, 2020 in the table below:

(In $ millions)	Principal	Hedging instruments	Total	Impact of 1% increase in rates
Senior credit facilities	5,662	(4,500)	1,162	12
Ineffective portion of interest rate cap (1)	—	4,500	4,500	45
Debt contained within VIEs	598	—	598	6
Debt exposed to interest rate fluctuations	6,260	—	6,260	63
Less: Cash and Restricted Cash	(1,020)	—	(1,020)	(10)
Net debt exposed to interest rate fluctuations (2)	5,240	—	5,240	53

(1) The 3-month LIBOR rate as at June 30, 2020 was 0.30%. As this rate was more than 1% below the 2.87% cap rate, the interest cap would not mitigate any impact of a theoretical 1% point increase in LIBOR.
(2) The $495 million of senior secured notes are a fixed rate debt instrument and are therefore excluded from the above table.
Gains and losses on derivatives reported in Consolidated Statement of Operations
Gains and losses on derivatives reported in our Consolidated Statement of Operations included the following:

Gain/(loss) recognized in the Consolidated Statement of Operations relating to derivative financial instruments	Three months ended June 30, 2020	Three months ended June 30, 2019	Six months ended June 30, 2020	Six months ended June 30, 2019
Interest rate cap agreement	(1)	(6)	(2)	(33)
Embedded conversion option on Archer convertible debt instrument	1	—	1	—
Gain/(loss) on derivative financial instruments	—	(6)	(1)	(33)

Interest rate cap - This represents changes in fair value on our interest rate cap agreement referred above.

Embedded conversion option on Archer convertible debt instrument - This represents gains and losses on the conversion option included within a $45 million convertible bond issued to us by Archer. Please see Note 26 – Related party transactions for further details.

Derivative financial instruments included in our Consolidated Balance Sheet
Derivative financial instruments included in our Consolidated Balance Sheet, within "Other Assets" included the following:

(In $ millions)	Maturity date	Applicable rate	Outstanding principal - June 30, 2020	As at June 30, 2020	As at December 31, 2019
Interest rate cap	June 2023	2.87% LIBOR cap	4,500	1	3
				1	3

Fair values of financial instruments

Fair value of financial instruments measured at amortized cost
The carrying value and estimated fair value of our financial instruments that are measured at amortized cost at June 30, 2020 and December 31, 2019 are as follows:

	As at June 30, 2020		As at December 31, 2019
(In $ millions)	Fair value	Carrying value	Fair value	Carrying value
Assets
Related party loans receivable (1) (Level 2)	373	373	395	488

Liabilities
Secured credit facilities (Level 2)	2,141	5,561	5,464	5,549
Credit facilities contained within variable interest entities (Level 2)	578	579	590	598
Senior secured notes (Level 1)	189	495	404	476
Related party loans within variable interest entities (Level 2)	237	246	229	239

(1)   Excludes Archer convertible debt receivable, which is measured at fair value on a recurring basis.  Related party loans receivable is $373 million, comprised of principal due of $505 million offset by allowance for expected credit losses recognized of $132 million. For further information on the impact of the expected credit losses to our financial assets please refer to Note 3 - Expected Credit Losses.

Level 1
The fair value of the senior secured notes were derived using market traded value. We have categorized this at level 1 on the fair value measurement hierarchy. Refer to Note 17 – Debt for further information.

Level 2
Upon the adoption of fresh start accounting, the related party loans receivable from Seadrill Partners, SeaMex and Seabras Sapura were recorded at fair value. We estimated that the fair value continues to be equal to the carrying value as at June 30, 2020 as the debt is not freely tradable and cannot be recalled by us at prices other than specified in the loan note agreements and the loans were entered into at market rates. They are categorized as level 2 on the fair value measurement hierarchy. Other trading balances with related parties are not shown in the table above and are covered under Note 26 – Related party transactions. The fair value of other trading balances with related parties are also assumed to be equal to their carrying value.

At December 31, 2019, the estimated fair value of the Secured credit facilities was derived using a discounted cash flow model, using a cost of debt of 4%. At June 30, 2020, following Seadrill's decision to pursue a comprehensive refinancing of its balance sheet, the estimated fair value of the secured credit facilities has been derived with reference to the value of assets pledged as collateral for those facilities. The discounted cash flow models used to determine the collateral value are subject to the same assumptions and sensitivities as the models prepared to consider rig impairment under US GAAP.
The fair value of credit facilities contained within variable interest entities was derived using a discounted cash flow model, using a cost of debt of 4%. The fair value of related party loans within variable interest entities was derived using a discounted cash flow model, using a cost of debt of 11%. We have categorized this at level 2 on the fair value measurement hierarchy. Refer to Note 26 – Related party transactions for further information.

Financial instruments measured at fair value on a recurring basis
The carrying value and estimated fair value of our financial instruments that are measured at fair value on a recurring basis at June 30, 2020 and December 31, 2019 are as follows:

	As at June 30, 2020		As at December 31, 2019
(In $ millions)	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents (Level 1)	849	849	1,115	1,115
Restricted cash (Level 1)	171	171	242	242
Marketable securities (Level 1)	5	5	11	11
Related party loans receivable - Archer convertible debt (Level 3)	9	9	35	35
Interest rate cap (Level 2)	1	1	3	3
Temporary equity
Redeemable non-controlling interest (Level 3)	26	26	57	57

Level 1
The carrying value of cash and cash equivalents and restricted cash, which are highly liquid, was a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy. Quoted market prices were used to estimate the fair value of marketable securities, which were valued at fair value on a recurring basis.

Level 2
The fair value of the interest rate cap as at June 30, 2020 was calculated using well-established independent valuation techniques and counterparty non-performance credit risk assumptions. We have categorized these transactions as level 2 on the fair value measurement hierarchy.

Level 3
The Archer convertible debt instrument is bifurcated into two elements. The fair value of the embedded derivative option was calculated using a modified version of the Black-Scholes formula for a currency translated option. Assumptions include Archer's share price in NOK, NOK/USD FX volatility and dividend yield. The fair value of the debt component was derived using the discounted cash flow model including assumptions relating to cost of debt and credit risk associated to the instrument.

The redeemable non-controlling interest in AOD was calculated by applying a fair value to the three AOD rigs and debt facility using a discounted cash flow model. The rig values were determined using an income approach based on projected future dayrates, contract probabilities, economic utilization, capital and operating expenditures, applicable tax rates and asset lives, discounted using a weighted average cost of capital of 12.8%. The fair value of the debt was derived using the discounted cash flow model, using a cost of debt of 4%.

Fair value considerations on one-time transactions

Archer convertible bond fair value

On March 13, 2020, Archer announced completion of a refinancing, which included agreed renegotiated terms on the convertible loan. The updated terms amended the loan balance to $13 million that bears interest of 5.5%, matures in April 2024 and an equity conversion option. We reassessed the fair value of the Archer convertible bond held as a related party balance using a credit adjusted discount rate of 27.6%. This resulted in an impairment of $29 million, which was recognized in the Consolidated Statements of Operations within "Impairment of convertible bond from related party".

As at December 31, 2019 we reassessed the fair value of the Archer convertible bond held as a related party balance as negotiations to restructure Archer's debt were in progress with senior lenders and Seadrill. We reassessed the fair value of the bond using a discounted cashflow model approach. For the purposes of the valuation, we assumed that the maturity date of the bond will be pushed out to December 2024, which we expect to be required in order for Archer to refinance their bank borrowings to which the Seadrill bond is subordinated. We applied a discount rate of 14%. This resulted in an impairment of $11 million which was recognized within "Impairment of convertible bond from related party" in the Consolidated Statements of Operations and $3 million was recognized in the Consolidated Statements of Comprehensive loss within "Change in fair value of debt component of Archer convertible bond" for the year ended December 31, 2019.

Impairment of investments in associated companies
During the first quarter, the impact of COVID-19 on the global economy had a negative impact on our industry. As global oil demand has fallen, we have also seen an increase in oil supply, leading to a surplus of reserves. Brent crude fell from $66 as at December 31, 2019 to $23 as at March 31, 2020.

The oil price decline led to pressures on our customers to reduce their capital expenditures in the near-term until we see a recovery in the oil price. This has led to reduced forecasted dayrates and utilization for 2020, and an extended time for these to recover in future years as market supply and demand re-balance. An other than temporary impairment of $47 million was, therefore, recognized against our direct investments in Seadrill Partners. Refer to Note 7 - Loss on impairment of equity method investments for further information.

On September 6, 2019, Seadrill Partners LLC received notification from the New York Stock Exchange ("the NYSE") that trading of their common units had been suspended due to the Company's low market capitalization. We determined that this was a trigger of other-than-temporary impairment against our investments in Seadrill Partners. As a result, we recognized an impairment of $302 million against the Seadrill Partners direct ownership interests, subordinated units and IDRs. This expense was classified under the line item "Loss on impairment of investments" in the Consolidated Statement of Operations, in the year ended December 31, 2019.

Drilling unit impairment
The current economic outlook and oil price decline was also an indicator of impairment on our drilling units. Following a review of undiscounted cash flows against the carrying book value of our rigs we recognized an impairment against our drilling unit fleet. The impairment recognized in the three months ended March 31, 2020 was $1,230 million, derived from a fair value using an income approach based on updated projections of future dayrates, contract probabilities, economic utilization, capital and operating expenditures, applicable tax rates and asset lives. Refer to Note 6 – Impairment of long-lived assets for further information.